                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       6
                SIX-MONTH DIVIDEND HISTORY       6
                          TOP FIVE SECTORS       7
          NET ASSET VALUE AND MARKET PRICE       7
           Q&A WITH YOUR PORTFOLIO MANAGER       8
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      15
             NOTES TO FINANCIAL STATEMENTS      20
                DIVIDEND REINVESTMENT PLAN      23
 BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      25

Van Kampen wishes peace and prosperity to all.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 18, 2002

Dear Shareholder,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

                  EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
DECEMBER 2001 MARKED THE NINTH MONTH OF RECESSION FOR THE U.S. ECONOMY, BUT MIXED DATA AT YEAR'S END SUGGESTED THE WORST MAY BE OVER. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUAL RATE OF
0.2 PERCENT FOR THE FOURTH QUARTER.

BUSINESS ACTIVITY, WHICH SLOWED PRIOR TO THE SEPTEMBER TERRORIST ATTACKS AND SPIRALED DOWNWARD AFTER, APPEARED TO RETURN TO MORE STABLE--ALBEIT WEAK--PRE-ATTACK LEVELS. MANUFACTURING, THE SECTOR HARDEST HIT BY THE INVENTORY CYCLE AND ITS EFFECT ON PRODUCTION DEMAND, CONTINUED TO CONTRACT IN DECEMBER--BUT AT A MUCH SLOWER RATE THAN IN PREVIOUS MONTHS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, REMAINED SURPRISINGLY RESILIENT THROUGHOUT THE REPORTING PERIOD. PRICE-CONSCIOUS CONSUMERS SHUNNED HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES DURING THE HOLIDAY SHOPPING SEASON. MANY ALSO TOOK ADVANTAGE OF HISTORICALLY LOW MORTGAGE RATES TO REFINANCE THEIR LOANS OR PURCHASE NEW HOMES. BUT HOMES WEREN'T THE ONLY BIG-TICKET ITEMS POPULAR WITH CONSUMERS DURING THE REPORTING PERIOD. DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER LURED MANY CAR BUYERS INTO DEALERS' SHOWROOMS.

CONSUMER CONFIDENCE, WHICH HAD FALLEN FOR FIVE CONSECUTIVE MONTHS, SHOT UP IN DECEMBER AS REPORTS OF THE U.S. MILITARY'S APPARENT VICTORIES IN AFGHANISTAN WERE CIRCULATED. HOWEVER, THIS NEWFOUND OPTIMISM WAS TEMPERED BY MOUNTING JOB REDUCTION ANNOUNCEMENTS AND RISING UNEMPLOYMENT. BY THE END OF DECEMBER, UNEMPLOYMENT LEVELS HAD SURGED TO 5.8 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON DECEMBER 11--THE 11TH RATE-CUT TO OCCUR SINCE JANUARY 1, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.6 PERCENT IN THE 12 MONTHS ENDED DECEMBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 1999--December 31, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            0.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1999--December 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 99                                                                       5.5                               2.7
                                                                             5.5                               2.7
                                                                            5.75                               3.2
Mar 00                                                                         6                               3.8
                                                                               6                               3.1
                                                                             6.5                               3.2
Jun 00                                                                       6.5                               3.7
                                                                             6.5                               3.7
                                                                             6.5                               3.4
Sep 00                                                                       6.5                               3.5
                                                                             6.5                               3.4
                                                                             6.5                               3.4
Dec 00                                                                       6.5                               3.4
                                                                             5.5                               3.7
                                                                             5.5                               3.5
Mar 01                                                                         5                               2.9
                                                                             4.5                               3.3
                                                                               4                               3.6
Jun 01                                                                      3.75                               3.2
                                                                            3.75                               2.7
                                                                             3.5                               2.7
Sep 01                                                                         3                               2.6
                                                                             2.5                               2.1
                                                                               2                               1.9
Dec 01                                                                      1.75                               1.6

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2001)

-------------------------------
AMEX Ticker Symbol - VKC
-------------------------------

                                                   MARKET(1)    NAV(2)
---------------------------------------------------------------------------
Six-month total return                                8.84%       3.36%
---------------------------------------------------------------------------
One-year total return                                16.76%       3.43%
---------------------------------------------------------------------------
Five-year average annual total return                 2.42%       6.56%
---------------------------------------------------------------------------
Ten-year average annual total return                  7.05%       7.63%
---------------------------------------------------------------------------
Life-of-Trust average annual total return             6.84%       7.63%
---------------------------------------------------------------------------
Commencement date                                              11/01/88
---------------------------------------------------------------------------

Distribution rate as a % of closing common share
price(3)                                                          5.72%
---------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of
closing common share price(4)                                    10.36%
---------------------------------------------------------------------------
Preferred share rate(5)                                           1.50%
---------------------------------------------------------------------------
Net asset value                                                  $10.06
---------------------------------------------------------------------------
Closing common share price                                        $9.34
---------------------------------------------------------------------------
Six-month high common share price (11/12/01)                    $9.8700
---------------------------------------------------------------------------
Six-month low common share price (07/23/01)                     $8.7600
---------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 44.8% combined federal and state tax bracket effective for calendar year 2001, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, share price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of December 31, 2001
- AAA/Aaa............  81.5%   [PIE CHART]
- AA/Aa..............  10.7%
- A/A................   5.4%
- BBB/Baa............   2.4%
As of June 30, 2001
- AAA/Aaa............  76.2%   [PIE CHART]
- AA/Aa..............  16.1%
- A/A................   5.4%
- BBB/Baa............   2.3%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending December 31, 2001, for common shares)
[BAR GRAPH]

                                                                         DIVIDENDS                        CAPITAL GAINS
                                                                         ---------                        -------------
7/01                                                                       0.0380                             0.0000
8/01                                                                       0.0380                             0.0000
9/01                                                                       0.0410                             0.0000
10/01                                                                      0.0410                             0.0000
11/01                                                                      0.0445                             0.0000
12/01                                                                      0.0445                             0.0663

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[INVESTMENT PERFORMANCE GRAPH]

                                                                     DECEMBER 31, 2001                    JUNE 30, 2001
                                                                     -----------------                    -------------
General Purpose                                                            16.60                              10.50
Water & Sewer                                                              15.10                              14.70
Tax District                                                               14.60                              16.00
Public Education                                                           10.80                              15.20
Single-Family Housing                                                       7.90                               8.60

Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--December 1991 through December 2001)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
12/91                                                                      9.9700                             9.7500
                                                                           9.8200                             9.8750
                                                                          10.1500                             9.8750
                                                                          10.3300                            10.2500
12/92                                                                     10.3000                            10.2500
                                                                          10.7100                            10.5000
                                                                          10.9600                            10.8750
                                                                          11.5300                            11.1250
12/93                                                                     11.4100                            11.6250
                                                                          10.4300                            10.7500
                                                                          10.3000                            10.6250
                                                                          10.2100                            10.5000
12/94                                                                      9.7000                             9.6250
                                                                          10.3400                            10.2500
                                                                          10.4000                            10.7500
                                                                          10.4200                            11.1250
12/95                                                                     10.8700                            11.3750
                                                                          10.3800                            11.3750
                                                                          10.2800                            10.8750
                                                                          10.4600                            11.6250
12/96                                                                     10.4600                            11.8750
                                                                          10.1900                            11.6250
                                                                          10.4500                            12.1875
                                                                          10.6700                            12.8750
12/97                                                                     10.6900                            12.3125
                                                                          10.6800                            11.8750
                                                                          10.6700                            12.1250
                                                                          10.9900                            11.6875
12/98                                                                     10.5000                            11.5000
                                                                          10.4200                            10.8750
                                                                           9.9300                             9.8750
                                                                           9.4800                             9.0625
12/99                                                                      8.8900                             7.5625
                                                                           9.3200                             8.1250
                                                                           9.3600                             8.3750
                                                                          12.3600                             8.6875
12/00                                                                     10.2000                             8.4375
                                                                          10.1900                             8.6600
                                                                           9.9900                             8.8300
                                                                          10.4500                             9.5300
12/01                                                                     10.0600                             9.3400

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM OF THE VAN KAMPEN CALIFORNIA MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT
SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE PAST SIX MONTHS. JOSEPH A. PIRARO, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1992 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1971. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2001.

Q   HOW WOULD YOU CHARACTERIZE THE
    MARKET ENVIRONMENT IN WHICH THE TRUST OPERATED IN THE LAST SIX MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The dominant factor in the market
over the first four months of the period (as it was for most of the year) was the slowing U.S. economy. The tragic events of September 11 made a bad economic situation worse. Business activity came to a standstill nationwide and across industries, and the travel sector was especially hard hit. Employment, which had been weak to begin with, fell sharply as companies announced layoffs as part of a general move to cut costs to address a markedly weaker future. For the third quarter of 2001, gross domestic product (GDP) fell by 1.3 percent, its largest decline since the recession of the early 1990s.

    The Federal Reserve Board (the "Fed") responded to this economic weakness decisively--cutting short-term interest rates 11 times over the course of 2001, four of which occurred after September 11. The bond market reacted favorably to the interest-rate cuts through October. Rates fell across the yield curve, with the most dramatic declines happening on the short end of the yield curve, which is the most responsive to changes in monetary policy. This shift steepened the curve significantly as short-and intermediate-term paper rallied strongly. That trend only strengthened in the wake of September 11 as investors flocked to the perceived safety of shorter-duration, lower-risk assets.

    The market shifted in early November, as confidence appeared to be slowly returning to the investor psyche. A combination of stabilization in geopolitical events and a growing belief that the economy was likely to turn positive in the first half of 2002 led many investors to unwind their long-duration Treasury holdings. This pushed interest rates at the long end of the curve higher while rates on the short end fell even further in response to continued interest rate cuts (the last cut of the year came on December 11). This further steepened the yield curve.

    The California economy was especially hard hit by an ongoing recession in the technology sector, which had ripple effects in other areas such as real estate. The state was also rocked by problems with its two largest utilities, Pacific Gas & Electric and Southern California Edison, both of which are large issuers in the market.

    Declining business activity caused California's tax receipts to fall significantly, which led to a shrinking budget surplus in its general account. The anticipation of deepening economic woes led Moody's to put California general obligations (GOs) on a further credit watch in early October, and in November the bonds were downgraded, bringing their AA3 rating down to A1. This announcement caused the state's GOs to lag the rest of the market in that month. That said, the effect of the downgrade was somewhat cushioned by a general environment of falling interest rates.

    The portfolio continued to offer a competitive level of tax-exempt income. The trust's monthly dividend of $0.0445 per share translated to a distribution rate of 5.72 percent based on the trust's closing market price on December 31, 2001. Based on these figures, investors would have to earn a distribution rate of 10.36 percent on a taxable investment (for an investor in the 44.8 percent combined federal and state income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months through December 31, 2001, the trust produced a total return of 8.84 percent based on market price. This reflects an increase in market price from $8.83 per share on June 30, 2001, to $9.34 per share on December 31, 2001. Of course, past performance is no guarantee of future results. Performance of other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown. Investment return, share price and net asset value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers California Municipal Bond Index posted a total return of 3.08 percent for the same period. The Lehman Brothers California Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE TRUST?

A   While we were well aware of the
troubles facing the California economy, we believed the market may have overreacted. In our view, many of the state's obligations (especially the downgraded general obligations) were oversold. The state budget was still in surplus, and its economy has been one of the most diversified (not to mention the largest) in the country. We opted to maintain the trust's weighting, though we credit-enhanced our holdings to help minimize volatility over the period. While the GOs had a minor effect on performance when that sector lagged in October, our investment rationale had not changed and so we kept the position in the trust.

    We continued to keep the trust well diversified over the period. We maintained the trust's holdings in the transportation and water and sewer sectors, which are areas of the state's economy that we believe will continue to enjoy strong activity even in an economic downturn.

    We also held to a strategy of de-emphasizing those sectors that we felt were likely to negatively impact performance. The healthcare sector in California was generally unappealing to us in light of the continuing financial difficulties and overcapacity. We also avoided industrial revenue credits. In the past, these bonds have been directly affected by the weakness in the manufacturing sector; we moved to protect the trust's assets by steering clear of that sector.

    Over the course of the period, the short- and intermediate-duration bonds we purchased were significant contributors to performance as the yield curve steepened. More recently, our quantitative analysis has led us to the conclusion that the long-intermediate part of the curve (generally 15- to 20-year bonds) offers strong relative value potential going forward. We have selectively increased the trust's exposure there seeking to take advantage of these opportunities.

Q   WHAT IS YOUR OUTLOOK
    FOR THE MARKET?

A   Now that the economy has officially
moved into recession, our focus has turned to the reversal that has typically followed such a decline. It is anticipated by many that this recovery could take place at some point in 2002, though it's impossible to predict just when that will happen. In the interim, we believe many states will move to take advantage of low interest rates by issuing new debt. Even in those cases where states opt out of new debt, there should be sufficient volume of refundings as long as rates stay low.

    As for California, we believe that demand for the state's bonds will continue to be strong because of the tax benefits that accrue to investors. We also expect issuance to remain strong for the foreseeable future, with California likely to be the biggest state in terms of issuance in 2002. The $12.5 billion California Department of Water Resources issue originally slated for August of 2001 will most likely happen in spring of 2002. This issue should replenish the state's general fund, which has been weakened by slowing tax receipts. We also anticipate significant issuance of education and transportation bonds to finance necessary infrastructure operations and improvements.

    As for the state's economy, we expect it to continue its current path of worsening along with the rest of the country, with its budget surplus dwindling and potentially going into deficit in 2002. If anything, it's possible the state's economy could worsen more dramatically than the broader U.S. economy. That said, we believe California still has the country's most diversified economy, and because of this, expect that it will weather the current downturn. In all, we still think the market may present compelling opportunities for investors with a disciplined process.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

DEFAULT: The failure to make required debt payments on time.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, trusts with shorter durations perform better in rising-rate environments, while trusts with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

SECTOR: A group of securities that are similar with respect to industry, maturity, credit rating, or coupon.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

December 31, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                    COUPON      MATURITY      VALUE
          CALIFORNIA MUNICIPAL BONDS  95.0%
$1,000    Abag Fin Auth For Nonprofit Corp CA Ctfs
          Part Childrens Hosp Med Cent (AMBAC Insd)...      5.875%   12/01/19   $ 1,071,130
 1,000    Abag Fin Auth For Nonprofit Corp CA Insd Rev
          Ctf Lincoln Glen Manor Sr Citizens (CA MTG
          Insd).......................................      6.100    02/15/25     1,066,240
 1,000    Abag Fin Auth For Nonprofit Corp CA Multi-
          Family Rev Hsg Utd Dominion Ser A Rfdg
          (Asset Gty Insd)............................      6.400    08/15/30     1,060,120
 1,205    Alameda Cnty, CA Wtr Dist Rev Rfdg (MBIA
          Insd).......................................      4.750    06/01/20     1,159,837
 1,400    Alhambra, CA City Elem Sch Dist Ser A (FSA
          Insd).......................................      5.600    09/01/24     1,462,888
   790    Bay Area Govt Assn CA Rev Tax Alloc CA Redev
          Agy Pool Rev Ser A (FSA Insd)...............      6.000    12/15/15       860,531
 1,000    Bay Area Toll Auth CA Toll Brdg Rev San
          Francisco Bay Area Ser D....................      5.000    04/01/17     1,008,400
   835    California Edl Fac Auth Rev Student Ln CA Ln
          Pgm Ser A (MBIA Insd).......................      6.000    03/01/16       885,484
 1,000    California Hlth Fac Fin Auth Rev Cedars
          Sinai Med Cent Ser A........................      6.125    12/01/19     1,064,910
   755    California Hsg Fin Agy Rev Home Mtg Ser E
          (AMBAC Insd)................................      6.100    08/01/29       781,886
 1,440    California Hsg Fin Agy Rev Home Mtg Ser N...      6.375    02/01/27     1,506,298
 1,000    California Hsg Fin Agy Rev Multi-Family Hsg
          III Ser A (MBIA Insd).......................      5.850    08/01/17     1,035,780
 1,000    California Infrastructure & Econ Dev Bk Rev
          (MBIA Insd).................................      5.500    06/01/15     1,065,040
 1,000    California Pollutn Ctl Fin Auth Pollutn Ctl
          Rev Southn CA Edison Co (AMBAC Insd)........      6.000    07/01/27     1,018,830
   570    California Rural Home Mtg Fin Auth Single
          Family Mtg Rev Ser C (GNMA
          Collateralized).............................      7.800    02/01/28       652,496
 2,000    California St (FGIC Insd)...................      5.000    10/01/23     1,962,140
   940    California St (FGIC Insd)...................      4.750    12/01/28       874,548
 1,000    California St Veterans Ser BH (FSA Insd)....      5.400    12/01/15     1,009,890

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2001 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)                     DESCRIPTION                    COUPON      MATURITY      VALUE
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$1,000    California St Veterans Ser BH (FSA Insd)....      5.400%   12/01/16   $ 1,006,030
 1,000    East Bay, CA Muni Util Dist Wtr Sys Rev
          (MBIA Insd).................................      5.000    06/01/21       994,430
 1,280    El Cerrito, CA Redev Agy Tax Alloc Redev
          Proj Area Ser B Rfdg (MBIA Insd)............      5.250    07/01/15     1,327,718
 1,000    Emeryville, CA Pub Fin Auth Shellmound Park
          Redev & Hsg Proj B (MBIA Insd)..............      5.000    09/01/19       998,190
 1,000    Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg
          (Connie Lee Insd)...........................      5.250    12/01/19     1,015,160
 1,000    Fontana, CA Redev Agy Tax Southeast Indl Pk
          Proj Rfdg (MBIA Insd).......................      5.000    09/01/22       991,660
 1,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Cap Apprec Rfdg.............................     *         01/15/30       170,720
 1,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Conv Cap Apprec Sr Lien Ser A (Escrowed to
          Maturity) (a)...............................    0/7.050    01/01/10       986,270
   800    Kern, CA Cmnty College Sch Fac Impt Dist
          Mammoth Campus Ser A (AMBAC Insd)...........      5.000    08/01/19       800,264
   789    Los Angeles Cnty, CA Tran Comm Lease Rev Dia
          RR Lease Ltd (FSA Insd).....................      7.375    12/15/06       812,488
 1,000    Los Angeles, CA Uni Sch Dist Ser D (FGIC
          Insd).......................................      5.625    07/01/15     1,068,180
 3,000    Metropolitan Wtr Dist Southrn CA Wtrwks Rev
          Ser A Rfdg..................................      4.750    07/01/22     2,854,620
 1,800    Mountain View Los Altos, CA Un High Sch Dist
          Ctfs Partn (MBIA Insd)......................      5.625    08/01/16     1,808,928
 1,000    Pico Rivera, CA Wtr Auth Rev Wtr Sys Proj
          Ser A (MBIA Insd)...........................      5.500    05/01/19     1,074,930
 1,000    Poway, CA Redev Agy Tax Alloc Paguay Redev
          Proj (AMBAC Insd)...........................      5.125    06/15/33       996,870
 2,000    Redding, CA Jt Pwrs Fin Auth Elec Sys Rev
          Ser A (MBIA Insd)...........................      5.500    06/01/11     2,134,360
 1,000    Redlands, CA Redev Agy Tax Alloc Redev Proj
          Ser A Rfdg (MBIA Insd)......................      4.750    08/01/21       958,720
 1,000    San Bernardino Cnty, CA Ctfs Partn Med Cent
          Fin Proj (MBIA Insd)........................      5.000    08/01/28       974,830
 1,000    San Diego, CA Hsg Auth Multi-Family Hsg Rev
          (GNMA Collateralized).......................      5.000    07/20/18       955,500
 1,000    San Dimas, CA Redev Agy Tax Alloc Creative
          Growth Ser A (FSA Insd).....................      5.000    09/01/16     1,013,620

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2001 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)                     DESCRIPTION                    COUPON      MATURITY      VALUE
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$2,000    San Jose, CA Fin Auth Lease Rev Convention
          Ctr Proj Ser F Rfdg (MBIA Insd).............      5.000%   09/01/17   $ 2,017,420
 1,000    Sanger, CA Uni Sch Dist Rfdg (MBIA Insd)....      5.600    08/01/23     1,083,470
 1,450    Santa Barbara, CA Ctfs Partn Wtr Sys Impt
          Proj & Rfdg (AMBAC Insd)....................      6.700    04/01/27     1,496,284
 1,305    South Orange Cnty, CA Pub Fin Auth Reassmt
          Rev (FSA Insd)..............................      5.800    09/02/18     1,393,231
   600    Southern CA Pub Pwr Auth Pwr Proj Rev
          Multi-Projs.................................      5.500    07/01/20       600,174
 1,000    University of CA Rev Multi Purp Proj Ser M
          (FGIC Insd).................................      5.125    09/01/17     1,018,250
                                                                                -----------

TOTAL LONG-TERM INVESTMENTS  95.0%
  (Cost $47,350,834).........................................................    50,098,765

SHORT-TERM INVESTMENTS  3.6%
  (Cost $1,900,000)..........................................................     1,900,000
                                                                                -----------

TOTAL INVESTMENTS  98.6%
  (Cost $49,250,834).........................................................    51,998,765
OTHER ASSETS IN EXCESS OF LIABILITIES  1.4%..................................       764,238
                                                                                -----------

NET ASSETS  100.0%...........................................................   $52,763,003
                                                                                ===========

 * Zero coupon bond

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

AMBAC--AMBAC Indemnity Corp.
Asset Gty--Asset Guaranty Insurance Co.
CA MTG--California Mortgage Insurance Co.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $49,250,834)........................  $51,998,765
Cash........................................................       43,134
Receivables:
  Interest..................................................      783,947
  Investments Sold..........................................      170,000
Other.......................................................          352
                                                              -----------
    Total Assets............................................   52,996,198
                                                              -----------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................       26,997
  Income Distributions--Preferred Shares....................       16,437
  Affiliates................................................        5,062
Trustees' Deferred Compensation and Retirement Plans........      132,318
Accrued Expenses............................................       52,381
                                                              -----------
    Total Liabilities.......................................      233,195
                                                              -----------
NET ASSETS..................................................  $52,763,003
                                                              ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 1,000,000
  shares, 400 issued with liquidation preference of $50,000
  per share)................................................  $20,000,000
                                                              -----------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 3,257,560 shares issued and
  outstanding)..............................................       32,576
Paid in Surplus.............................................   29,564,418
Net Unrealized Appreciation.................................    2,747,931
Accumulated Undistributed Net Investment Income.............      382,118
Accumulated Net Realized Gain...............................       35,960
                                                              -----------
    Net Assets Applicable to Common Shares..................   32,763,003
                                                              -----------
NET ASSETS..................................................  $52,763,003
                                                              ===========
NET ASSET VALUE PER COMMON SHARE ($32,763,003 divided by
  3,257,560 shares outstanding).............................  $     10.06
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended December 31, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $1,426,956
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     162,441
Preferred Share Maintenance.................................      35,923
Shareholder Services........................................      14,842
Accounting..................................................      13,864
Legal.......................................................      10,367
Trustees' Fees and Related Expenses.........................      10,215
Custody.....................................................       2,584
Other.......................................................      25,237
                                                              ----------
    Total Expenses..........................................     275,473
                                                              ----------
NET INVESTMENT INCOME.......................................  $1,151,483
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   81,553
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   2,538,046
  End of the Period.........................................   2,747,931
                                                              ----------
Net Unrealized Appreciation During the Period...............     209,885
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $  291,438
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $1,442,921
                                                              ==========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Six Months Ended December 31, 2001 and the Year Ended June 30, 2001 (Unaudited)

                                                     SIX MONTHS ENDED      YEAR ENDED
                                                     DECEMBER 31, 2001    JUNE 30, 2001
                                                     ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................    $ 1,151,483        $ 2,362,442
Net Realized Gain...................................         81,553            170,390
Net Unrealized Appreciation During the Period.......        209,885          1,735,693
                                                        -----------        -----------
Change in Net Assets from Operations................      1,442,921          4,268,525
                                                        -----------        -----------

Distributions from Net Investment Income:
  Common Shares.....................................       (804,555)        (1,455,948)
  Preferred Shares..................................       (205,477)          (745,287)
                                                        -----------        -----------
                                                         (1,010,032)        (2,201,235)
Distributions from Net Realized Gain:
  Common Shares.....................................       (215,976)            (7,688)
                                                        -----------        -----------
Total Distributions.................................     (1,226,008)        (2,208,923)
                                                        -----------        -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................        216,913          2,059,602
NET ASSETS:
Beginning of the Period.............................     52,546,090         50,486,488
                                                        -----------        -----------
End of the Period (Including accumulated
  undistributed net investment income of $382,118
  and $199,922, respectively).......................    $52,763,003        $52,546,090
                                                        ===========        ===========

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        SIX MONTHS
                                                          ENDED
                                                       DECEMBER 31,    --------------------------------
                                                         2001 (f)        2001        2000        1999
                                                       ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.............    $   9.99      $   9.36    $   9.93    $  10.67
                                                         --------      --------    --------    --------
 Net Investment Income...............................         .35           .73         .76         .78
 Net Realized and Unrealized Gain/Loss...............         .10           .58        (.44)       (.37)
                                                         --------      --------    --------    --------
Total from Investment Operations.....................         .45          1.31         .32         .41
                                                         --------      --------    --------    --------
Less:
 Distributions from and in Excess of Net Investment
   Income:
   Paid to Common Shareholders.......................         .25           .45         .53         .62
   Common Share Equivalent of Distributions Paid to
    Preferred Shareholders...........................         .06           .23         .22         .20
 Distributions from Net Realized Gain:
   Paid to Common Shareholders.......................         .07           -0-*        .14         .33
                                                         --------      --------    --------    --------
Total Distributions..................................         .38           .68         .89        1.15
                                                         --------      --------    --------    --------
NET ASSET VALUE, END OF THE PERIOD...................    $  10.06      $   9.99    $   9.36    $   9.93
                                                         ========      ========    ========    ========

Market Price Per Share at End of the Period..........    $   9.34      $   8.83    $  8.375    $  9.875
Total Investment Return at Market Price (a)..........       8.84%**      10.99%      -8.14%     -11.17%
Total Return at Net Asset Value (b)..................       3.36%**      11.68%       1.37%       1.74%
Net Assets at End of the Period (In millions)........    $   52.8      $   52.5    $   50.5    $   52.3
Ratio of Expenses to Average Net Assets Applicable to
 Common Shares (c)...................................       1.62%         1.65%       1.47%       1.67%
Ratio of Net Investment Income to Average Net Assets
 Applicable to Common Shares (c).....................       6.78%         7.33%       8.25%       7.38%
Portfolio Turnover...................................         11%**         16%         60%         33%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
 Preferred Shares (c)................................       1.02%         1.02%        .88%       1.05%
Ratio of Net Investment Income to Average Net Assets
 Applicable to Common Shares (d).....................       5.57%         5.02%       5.82%       5.49%
SENIOR SECURITIES:
Total Preferred Shares Outstanding...................         400           400         400         400
Asset Coverage Per Preferred Share (e)...............    $131,908      $131,365    $126,216    $130,843
Involuntary Liquidating Preference Per Preferred
 Share...............................................    $ 50,000      $ 50,000    $ 50,000    $ 50,000
Average Market Value Per Preferred Share.............    $ 50,000      $ 50,000    $ 50,000    $ 50,000

* Amount is less than $.01

** Non-Annualized

(a) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(b) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing by the number of preferred shares outstanding.

(f) As required, effective July 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. The effect of this change for the period ended December 31, 2001 was to increase the ratio of net investment income to average net assets applicable to common shares by .08%. Net investment income per share and net realized and unrealized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.


                              YEAR ENDED JUNE 30,
-------------------------------------------------------------------------------
       1998       1997       1996       1995       1994       1993     1992
-------------------------------------------------------------------------------
     $  10.45   $  10.28   $  10.40   $  10.30   $  10.96   $  10.15   $   9.41
     --------   --------   --------   --------   --------   --------   --------
          .85        .89        .91        .95        .96        .97        .95
          .53        .39        -0-*       .11       (.74)       .78        .72
     --------   --------   --------   --------   --------   --------   --------
         1.38       1.28        .91       1.06        .22       1.75       1.67
     --------   --------   --------   --------   --------   --------   --------
          .72        .75        .75        .72        .71        .66        .65
          .22        .21        .23        .23        .16        .17        .25
          .22        .15        .05        .01        .01        .11        .03
     --------   --------   --------   --------   --------   --------   --------
         1.16       1.11       1.03        .96        .88        .94        .93
     --------   --------   --------   --------   --------   --------   --------
     $  10.67   $  10.45   $  10.28   $  10.40   $  10.30   $  10.96   $  10.15
     ========   ========   ========   ========   ========   ========   ========

     $ 12.125   $12.1875   $ 10.875   $  10.75   $ 10.625   $ 10.875   $  9.875
        7.77%     21.40%      9.02%      8.67%      4.32%     18.49%      8.44%
       11.40%     10.76%      6.62%      8.47%       .35%     16.19%     15.54%
     $   54.5   $   53.6   $   52.9   $   53.0   $   52.6   $   54.5   $   51.9
        1.57%      1.58%      1.65%      1.65%      1.53%      1.57%      2.07%
        8.00%      8.54%      8.76%      9.35%      8.70%      9.21%      9.62%
          53%        30%        19%        16%        11%        18%        41%
         .99%       .99%      1.03%      1.02%       .97%       .98%      1.26%
        5.91%      6.51%      6.57%      7.02%      7.28%      7.62%      7.74%
          400        400        400        400        400        400        400
     $136,309   $134,055   $132,192   $132,521   $131,433   $136,284   $126,689
     $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Municipal Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on November 1, 1988.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At December 31, 2001, there were no when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discounts are accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001 (Unaudited)

    As required, effective July 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to July 1, 2001, the Trust did not accrete market discounts on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $40,745 increase in cost of securities and a corresponding $40,745 decrease in net unrealized appreciation based on securities held by the Trust on July 1, 2001.

    The effect of this change for the six months ended December 31, 2001, was to increase net investment income by $13,707; decrease net unrealized appreciation by $1,976, and decrease net realized gains by $11,731. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

D FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At December 31, 2001, cost of long- and short-term investments for federal income tax purposes is $49,208,113; the aggregate gross unrealized appreciation is $2,842,773 and the aggregate gross unrealized depreciation is $52,121, resulting in net unrealized appreciation on long- and short-term investments of $2,790,652.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust.

    For the six months ended December 31, 2001, the Trust recognized expenses of approximately $1,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001 (Unaudited)

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended December 31, 2001, the Trust recognized expenses of approximately $15,100 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of "Accounting" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $5,586,691 and $6,891,679, respectively.

4. REMARKETED PREFERRED SHARES

The Trust has outstanding 400 shares of Remarketed Preferred Shares ("RP"). Dividends are cumulative and the rate is reset through an auction process every 28 days. The rate in effect on December 31, 2001 was 1.50%, and for the six months then ended rates ranged from 1.50% to 2.65%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The RP are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the RP are subject to mandatory redemption if the tests are not met.

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III * - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN *

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
920, 910, 106                                                  Member NASD/SIPC.
VKC SAR 2/02                                                     5255B02-AS-2/02